QUESTAR FUNDS, INC.


                           Imperial Financial Services Fund
                       Supplement dated January 30, 2002
                                    to the
                        Prospectus dated July 1, 2001



At the direction of the Board of Directors of Questar Funds, Inc., the Imperial Financial Services Fund series has suspended sales of Fund shares, effective immediately.